SUNSTONE FINANCIAL GROUP, INC.
                       207 EAST BUFFALO STREET, SUITE 400
                              MILWAUKEE, WISCONSIN
                                     53202

                                 (414) 271-5885

November 5, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


Re: The Purisima Funds
    (333-9153; 811-7737)

Ladies and Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 497(c) under the Securities Act of 1933, as amended, is the definitive forms of Prospectus and Statement of Additional Information dated October 25, 1996. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Very truly yours,

/s/ CONSTANCE DYE SHANNON
-------------------------
Legal and Compliance Manager

cc: Mitchell Nichter, Esq.



                                OCTOBER 25, 1996

                                   PROSPECTUS
                                 PURISIMA FUNDS

PURISIMA TOTAL RETURN FUND
--------------------------
   The Purisima Total Return Fund (the "Fund"), constituting the initial series of The Purisima Funds (the "Trust"), is a no-load, open-end management investment company, commonly known as a mutual fund. The investment objective of the Fund is to produce a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities, or securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's investment adviser. When selecting securities, the Fund's investment adviser will be limited (except as discussed herein) only by its best judgment as to what will help achieve the Fund's investment objective.
   Fisher Investments, Inc. (the "Adviser") serves as the investment adviser to the Fund. Kenneth L. Fisher, founder, Chairman and Chief Executive Officer of Fisher Investments, Inc., manages the investment program of the Fund and is primarily responsible for the day-to-day management of the Fund's investment portfolio.
   This Prospectus sets forth concisely the information about the Fund that you should know before investing. You are advised to read this Prospectus carefully and keep it for future reference.

    A Statement of Additional Information, dated October 1996, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information, which may be revised from time to time, contains further information about the Fund and is available, without charge, by writing to the Fund at P.O. Box 731, Milwaukee, Wisconsin 53201-9127, or calling 1-800-841-2858.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                        The date of this Prospectus and
            Statement of Additional Information is October 25, 1996.



TABLE OF CONTENTS
-----------------
Expense Summary                                                      3
The Purisima Funds                                                   4
Investment Objective                                                 5
Investment Policies and Risk Considerations                          5
Investment Limitations                                              13
Management                                                          14
Pricing of Fund Shares                                              17
How to Purchase Shares                                              18
How to Exchange Shares                                              23
How to Redeem Shares                                                25
Dividends and Distributions                                         30
Shareholder Reports and Information                                 31
Retirement Plans                                                    31
Service and Distribution Plan                                       32
Taxes                                                               32
Capital Structure                                                   33
Transfer and Dividend Disbursing Agent, Custodian and
   Independent Accountants                                          34
Fund Performance                                                    35

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.


EXPENSE SUMMARY
---------------
The following table is designed to assist you in understanding the expenses you will bear directly or indirectly as a shareholder of the Purisima Total Return Fund. Shareholder Transaction Expenses are charges that you pay when buying or selling shares of the Fund. Annual Operating Expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, shareholder servicing, custody, accounting and other services. The Annual Operating Expenses are the expenses expected to be incurred by the Fund during the current fiscal year. Actual total operating expenses may be higher or lower than those indicated. An example based on the summary is also shown.

 SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases                     None
 Maximum Sales Load Imposed on Reinvested Dividends          None
 Deferred Sales Load Imposed on Redemptions                  None
 Redemption Fees<F1>                                         None
 Exchange Fees                                               None

 Annual Operating Expenses
 (AS A PERCENTAGE OF average net assets)
 Management Fees                                            1.00%
 12b-1 Fees<F2>                                             0.25%
 Other Expenses (net of reimbursement)<F3>                  0.25%
 Total Operating Expenses (net of reimbursement)<F3>        1.50%

 <F1> A fee of $10.00 is charged for each wire redemption.

 <F2> The maximum level of distribution expenses is 0.25% per annum of the
      Fund's average net assets. See "Service and Distribution Plan" for further details. The distribution expenses for long-term shareholders may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

 <F3> The Fund's investment adviser has voluntarily agreed to limit the
      Fund's total operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% of the Fund's average net assets for the Fund's first fiscal year. After such date, the expense limitation may be terminated or revised at any time. The Fund estimates that absent the limitation, "Other Expenses" would initially be approximately 1.00%, and "Total Annual Operating Expenses" would initially be approximately 2.25%.

 EXAMPLE
 Based on the foregoing table, you would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return and (ii) redemption at the end of each time period:

 One Year        $15
 Three Years     $48

The examples shown above should not be considered representations of past or future expenses or rates of return. The Purisima Total Return Fund is newly-formed and actual operating expenses and investment return may be more or less than those shown. Information about the actual performance of the Fund will be contained in the Fund's future annual reports to shareholders, which may be obtained without charge when they become available by calling 1-800-841-2858.


THE PURISIMA FUNDS
------------------
The Purisima Total Return Fund is a no-load diversified mutual fund. It constitutes the initial series of The Purisima Funds, a Delaware business trust organized on June 27, 1996, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Prior to the sale of Fund shares hereunder, the Trust had no operations other than matters relating to its organization and the creation of the Fund.
   Fisher Investments, Inc. serves as the Fund's investment adviser. Kenneth L. Fisher, founder, Chairman and Chief Executive Officer of the Adviser, manages the investment program of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. See "Management."


INVESTMENT OBJECTIVE
--------------------
The investment objective of the Fund is to produce a high level of total return. The Fund seeks to achieve its objective by following the policies discussed below. Because of the risks inherent in all investments, there can be no assurance that the Fund will meet its objective. The Fund is not intended by itself to constitute a balanced investment program.


INVESTMENT POLICIES
AND RISK CONSIDERATIONS
-----------------------
GENERAL. The Fund seeks to achieve its objective of producing a high level of total return by investing in common stocks and other equity-type securities, corporate and government debt securities and short-term money market instruments. Through active portfolio management, the Adviser will consider the relative returns from asset allocation, equity style, as well as individual security selection, in seeking to achieve the Fund's objective. Unless specifically designated as a "fundamental" policy (which may be changed only with the approval by a majority of the Fund's outstanding shares, as defined in the 1940 Act), all investment policies described below may be changed by the Fund's Board of Trustees without shareholder approval.

   The relative percentages of assets invested in equity, fixed income and money market securities are not fixed and will vary depending on the Adviser's assessment of economic and market conditions. At times, when the investment climate is viewed as favorable, common stocks and other equity-type securities may be emphasized (up to 100% of the Fund's total assets). Conversely, when the Adviser believes that, in light of economic and market conditions, a more defensive position would be appropriate and that the Fund's objective may be more readily attained by investing in fixed income securities and money market investments, these investments will be emphasized (up to 100% of the Fund's total assets). Likewise, the relative percentages of Fund assets invested in U.S. and foreign securities is not fixed, and from time to time the Fund may invest up to 100% of its total assets in U.S. securities, or up to 100% of its total assets (directly and indirectly through depository receipts) in foreign securities.

   In the same manner, and except as discussed below, the Fund may invest in portfolio securities without regard to objective investment criteria such as company size (market capitalization), earnings history, valuation or other factors. At times, the Fund may emphasize securities of small, mid- or large capitalization companies. In addition, at times the Fund may emphasize securities of companies which it believes are undervalued relative to earnings, book value or other factors or companies which it expects to have above-average earnings growth prospects. When selecting securities, the Adviser will, except as otherwise described below, be limited only by its best judgment as to what will help achieve the Fund's investment objective.

   In seeking to achieve the Fund's investment objective, the Adviser divides investment opportunities into a number of categories and allocates the Fund's investments among those categories that it believes may provide the most attractive investment opportunities. The domestic and foreign equity categories are two important categories. Within the foreign equity category, country selection is a high priority, and the Adviser generally approaches country selection on a contrarian basis by avoiding those countries that the Adviser considers to be too popular or "over bought" by investors. Within the domestic equity category, the Adviser evaluates various criteria such as large-capitalization stocks versus small-capitalization stocks, and growth stocks versus value stocks, in an effort to determine which areas may provide the most attractive investment opportunities at that time. From time to time the Fund's portfolio may emphasize heavily either domestic or foreign equities. During other periods, if the Adviser anticipates the potential for poor prospects generally in the U.S. or foreign equity sectors, the Adviser may adopt a more defensive strategy by investing in fixed income securities and money market instruments, or may seek to hedge its portfolio through the use of index put options and other derivative hedging techniques. See "Additional Investment Information" in the Statement of Additional Information.


EQUITY SECURITIES. The Fund may invest in equity securities, including common stock, preferred stock, convertible securities, warrants, rights and depository receipts. To the extent that the Fund's portfolio is primarily invested in common stocks and other equity-type securities, the Fund's net asset value may be subject to greater fluctuation than a portfolio primarily invested in fixed income securities.
   The Fund will limit its investments in warrants and rights to no more than 5% of its net assets, valued at the lower of cost or market. Warrants and rights entitle the holder to buy equity securities during a specific period of time. The Fund will make such investments only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Included in the 5% amount, but not to exceed 2% of net assets, are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by the Fund in units or attached to securities are not subject to these restrictions.

FIXED INCOME SECURITIES. The Fund may invest in fixed income securities issued by domestic or foreign corporations or other entities, or by U.S. or foreign governments or their agencies or instrumentalities. The Fund is not limited as to the maturity of its fixed income investments. Corporate and foreign governmental debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The market value of all debt obligations is affected by changes in prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If prevailing interest rates decline, the market value of debt obligations generally increases. If prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.
   In order to reduce the risk of non-payment of principal or interest on these securities, fixed income securities purchased by the Fund will be limited to investment grade fixed income securities. Investment grade securities are those securities which, at the time of purchase, are rated within the four highest rating categories by Moody's Investors Service, Inc. ("Moody's") (Baa or higher), Standard & Poor's Corporation ("S&P") (BBB or higher), or other nationally recognized securities rating organizations, or securities which are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security, but such an event will not require the Fund to dispose of the security. See the Statement of Additional Information for a description of applicable debt ratings.
   Fixed income securities in which the Fund may invest include obligations issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof supported by the full faith and credit of the U.S. government, the authority of the issuer to borrow from the U.S. Treasury, or the discretionary authority of the U.S. government to purchase the obligations of the agency, instrumentality or enterprise; obligations fully guaranteed as to principal and interest by an agency, instrumentality or sponsored enterprise of the U.S. government; and obligations of U.S. government agencies, instrumentalities or sponsored enterprises which are not guaranteed. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. The Fund will not invest in mortgage- and asset-backed securities if after the purchase more than 5% of the Fund's net assets would be invested in these securities.

MONEY MARKET INSTRUMENTS. During times when the Adviser believes that adverse economic or market conditions justify such actions, the Fund may invest temporarily up to 100% of its total assets in short-term, high-quality money market instruments. The Fund may also invest in such instruments pending investment in other types of securities, to meet anticipated redemption requests, and/or to retain the flexibility to respond promptly to changes in market and economic conditions. It is impossible to predict when or for how long the Adviser may employ these strategies.

   Money market instruments are short-term, high-quality debt securities (rated in the top two categories by S&P, Moody's or other nationally recognized securities rating organizations) denominated in U.S. dollars or other freely convertible currency, including short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, U.S. finance company obligations, corporate commercial paper, obligations of banks and repurchase agreements. The Fund's repurchase agreements will be fully collateralized. However, if the seller of the securities fails to pay the agreed-upon repurchase price on the delivery date, the Fund's risks may include the costs of disposing of the collateral and losses that might result from any delays in foreclosing on the collateral. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements maturing in seven days or less.

   The Fund's investment in money market instruments may also include securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

SMALLER CAPITALIZATION COMPANIES. The Fund may invest a substantial portion of its assets in companies with modest capitalization, as well as start-up companies. While the Adviser believes that small- and medium-sized companies as well as start-up companies can provide greater growth potential than larger, more mature companies, investing in the securities of such companies also involves greater risk, potential price volatility and cost. These companies often involve higher risks because they lack the management experience, financial resources, product diversification, markets, distribution channels and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies as well as start-up companies may be subject to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies in the U.S. over-the-counter market typically are larger than the spreads for more actively traded securities. As a result, a Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.
   Investors should be aware that, based on the foregoing factors, to the extent the Fund invests a significant portion of its assets in the securities of smaller companies, an investment in the Fund may be subject to greater price fluctuations than if it invested primarily in larger, more established companies. The Fund will limit its investments in securities of any issuer which, together with any predecessor entity, has a record of less than three years of continuous operation, to no more than 10% of the Fund's total assets at the time of purchase.

FOREIGN SECURITIES. The Fund may invest without limitation in securities of foreign issuers through sponsored and unsponsored Depositary Receipts ("DRs"), e.g., American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Continental Depositary
Receipts ("CDRs"), or other forms of DRs, and may invest up to 5% of its net assets at the time of purchase directly in the securities of foreign issuers. DRs are receipts typically issued in connection with a United States or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Unsponsored DRs differ from sponsored DRs in that the establishment of unsponsored DRs is not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored DRs, and the price of unsponsored DRs may be more volatile.
   Investments in foreign securities involve special risks, costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Securities of some foreign companies are less liquid, more volatile and more difficult to value than securities of comparable U.S. companies. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Currency fluctuations will affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. See "Taxes" in the Statement of Additional Information. Because of these and other factors, the value of securities of foreign companies acquired by the Fund may be subject to greater fluctuation than the value of securities of domestic companies.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

WHEN-ISSUED SECURITIES. The Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date. Purchasing when-issued securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.

   The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher, or the market price lower, than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.



HEDGING STRATEGIES. The Fund may use various options transactions for the purpose of hedging or earning additional income, which may be deemed speculative. There can be no assurance that such efforts will succeed. The Fund may write (i.e. sell) call and put options, and buy put or call options. These options may relate to particular securities or stock or bond indexes, may or may not be listed on a securities exchange, and may or may not be issued by the Options Clearing Corporation. These options are considered derivative instruments because they derive their value from the performance of underlying assets, interest rates or indices. The Fund will not purchase put and call options where the aggregate premiums on its outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. It is contemplated the Fund's use of options will primarily be limited to options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the Standard & Poor's 500 Composite Index. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges. The value of an index option depends primarily on movements in the value of the index rather than in the price of a single security. The primary risks associated with the use of options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the option; (b) the possible inability to control losses by closing its position where a liquid secondary market does not exist; (c) losses caused by unanticipated market movements; and (d) the Adviser's ability to predict correctly the direction of securities prices or the stock market generally, and economic factors. For further discussion of risks involved with the use of options, see "Additional Investment Information - Hedging Strategies" in the Statement of Additional Information.


PORTFOLIO TURNOVER. In order to achieve the Fund's investment objective, the Adviser will generally purchase and sell securities without regard to the length of time the security has been held. The Adviser intends to purchase a given security whenever it believes it will contribute to the stated objective of the Fund, even if the same security has only recently been sold. In selling a given security, the Adviser keeps in mind that profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Subject to the foregoing, the Fund may sell a given security, regardless of how long it has been held in the portfolio, and whether the sale is at a gain or loss, if the Adviser believes that it is appropriate to do so. High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The annual portfolio turnover for the Fund is currently expected to be less than 150%; however, the Fund does not consider the portfolio turnover rate as a limiting factor.


INVESTMENT LIMITATIONS
----------------------
The Fund has adopted certain fundamental investment restrictions that may be changed only with the approval by a majority of its outstanding shares. The following description summarizes several of the Fund's fundamental restrictions which have been adopted to maintain portfolio diversification and reduce risk.

The Fund may not:

1. purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations;

2. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry; and

3. borrow money except for temporary purposes in amounts up to 33 1/3% of the value of its total assets at the time of borrowing.

A list of the Fund's restrictions, both fundamental and nonfundamental, is contained in the Statement of Additional Information. In order to provide a degree of flexibility, the Fund's investment objective, as well as other policies which are not deemed fundamental, may be modified by the trustees without shareholder approval. Any change in the Fund's investment objective may result in the Fund having investment objectives different from the objective which the shareholder considered appropriate at the time of investment in the Fund. However, the Fund will not change its investment objective without written notice to shareholders sent at least 30 days in advance of any such change.


MANAGEMENT
----------
As a Delaware business trust, the business affairs of the Trust are managed by its Board of Trustees. The trustees establish the Fund's policies and supervise and review its management. The Trust, on behalf of the Fund, has entered into an investment management agreement with Fisher Investments, Inc. (the "Investment Management Agreement"), pursuant to which the Adviser furnishes continuous investment advisory services to the Fund. The day-to-day operations of the Fund are administered by the officers of the Trust and by the Adviser pursuant to the terms of the Investment Management Agreement.


INVESTMENT ADVISER. Fisher Investments, Inc., 13100 Skyline Boulevard, Woodside, California, 94062-4547, is the Fund's investment adviser. The Adviser supervises and manages the investment portfolio of the Fund, and subject to such policies as the trustees may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. As of September 1996 the Adviser managed in excess of $1.1 billion for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. The Adviser has served previously as sub-investment adviser to four mutual funds. Kenneth L. Fisher, the founder, Chairman and Chief Executive Officer of the Adviser, controls the Adviser.

   Mr. Fisher serves as the Fund's portfolio manager and as such is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as portfolio manager of the Fund since its commencement of operations in October 1996. Mr. Fisher has over 20 years of investment management experience. Mr. Fisher began Fisher Investments as a sole proprietorship in 1978 and incorporated the company under the name Fisher Investments, Inc. in 1986.
   Under the Investment Management Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, and pays the salaries and fees of all officers and trustees of the Trust (except the fees paid to those trustees who are not interested persons of the Trust or the Adviser). For the foregoing, the Adviser receives a monthly fee of 1/12 of 1.00% of the average daily net assets of the Fund. The Adviser may voluntarily waive all or a portion of its advisory fee and/or absorb operating expenses that the Fund is obligated to pay from time to time. See "Expense Summary." The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and any payments by the Adviser of operating expenses that the Fund is obligated to pay within the three-year period following such reduction or payment, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. See "Additional Trust Information - Investment Adviser" in the Statement of Additional Information for a further discussion. The rate of the advisory fee is higher than that paid by most mutual funds. However, the trustees believe the advisory fee is appropriate for the Fund in light of the Fund's investment objective and policies. The factors the Adviser considers in determining which brokers or dealers to use for the Fund's portfolio transactions are described in the Statement of Additional Information. Provided the Fund receives prompt execution at competitive prices, the Adviser may consider the sale of the Fund's shares as a factor in selecting broker-dealers.


ADMINISTRATION. Pursuant to an Administration and Fund Accounting Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the
"Administrator" or "Sunstone"), 207 East Buffalo Street, Suite 400,
Milwaukee, Wisconsin 53202, acts as administrator for the Fund. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its administrative services (which include compliance, regulatory, fund accounting and other services), the Administrator receives from the Fund a fee, computed daily and payable monthly, based on the Fund's aggregate average net assets at the annual rate of 0.22 of 1.0% on the first $50,000,000 of average net assets, 0.15 of 1.0% on the next $50,000,000 of average net assets, and 0.07 of 1.0% on average net assets in excess of $100,000,000, subject to an annual minimum of $75,000, plus reimbursement of out-of-pocket expenses. In addition, the Administrator received from the Fund $45,000 for organizational services provided by the Administrator.


DISTRIBUTION. Sunstone acts as distributor for the Fund pursuant to a Distribution Agreement between Sunstone and the Trust on behalf of the Fund (the "Distribution Agreement"). Shares also may be sold by authorized dealers who have entered into dealer agreements with Sunstone or the Trust. Pursuant to the Distribution Agreement, the Fund will (1) pay Sunstone a fee, payable monthly, based on the Fund's aggregate average net assets at the annual rate of 0.20 of 1.0% on the Fund's first $50,000,000 of average net assets, 0.10 of 1.0% on the next $50,000,000 of average net assets, and 0.05 of 1% on average net assets in excess of $100,000,000, subject to a minimum aggregate annual fee of $50,000, and (2) reimburse Sunstone's out-of-pocket expenses; provided, however, that if during any annual period, such compensation and reimbursement payments and other payments under the Service and Distribution Plan exceed 0.25% of the Fund's average daily net assets, Sunstone will rebate its fees in the amount of such excess to the Fund. See "Service and Distribution Plan."

EXPENSES. In addition to the fees payable under the Investment Management Agreement and the Administration Agreement, the Fund pays all of its own other expenses, including without limitation: the cost of preparing and printing its registration statement required under the Securities Act of 1933 and the 1940 Act and any amendments thereto; the expense of registering shares with the SEC and in the various states; the printing and distribution costs of prospectuses mailed to existing shareholders, reports to shareholders, reports to government authorities and proxy statements; fees paid to trustees who are not interested persons of the Trust or Adviser; interest charges; taxes; legal expenses; association membership dues; auditing services; insurance premiums; brokerage commissions and expenses in connection with portfolio transactions; fees and expenses of the custodian of the Fund's assets; printing and mailing expenses and charges and expenses of dividend disbursing agents, administration and accounting services agents, pricing services, custodians, registrars and stock transfer agents; and payments pursuant to the Fund's Service and Distribution Plan. See "Service and Distribution Plan."


PRICING OF FUND SHARES
----------------------
The price you pay when buying the Fund's shares, and the price you receive when selling (redeeming) the Fund's shares, is the net asset value of the shares next determined after receipt and acceptance of a purchase or redemption request in proper form. No front end sales charge or commission of any kind is added by the Fund upon a purchase and no charge is deducted upon a redemption. The Fund currently charges a $10 fee for each redemption made by wire. See "How to Redeem Shares."

   The per share net asset value of the Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern Time) on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which the Fund's net asset value was determined. Accordingly, investments accepted or redemption requests received in proper form prior to the close of regular trading on a day the Exchange is open for trading will be valued as of the close of trading that day, and investments accepted or redemption requests received in proper form after that time will be valued as of the close of the next trading day.

   Investments are considered received only when an investor's check, wired funds or electronically transferred funds are received by the Fund or its agent or subagent. Investments by telephone pursuant to an investor's prior authorization to the Fund to draw on his or her bank account are considered received when the proceeds from the bank account are received by the Fund, which generally takes two to three banking days.

   Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the trustees. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser pursuant to guidelines established by the trustees.


HOW TO
PURCHASE SHARES
---------------
The Fund is a no-load fund, so you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Fund's net asset value changes daily, your purchase price will be the next net asset value determined after the Fund, or its agent or subagent, receives and accepts your purchase order. See "Pricing of Fund Shares."

                                     Initial Minimum      Additional Minimum
Type of Account                         Investment            Investment
-----------------------------------------------------------------------------
Regular                                  $25,000                $5,000
Automatic Investment Plan                $25,000                  $100
Gift to Minors                           $25,000                $5,000
Individual Retirement Account ("IRA")    $25,000<F4>              $100

   The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of certain qualified retirement plans. The Fund will not accept your account if you are investing for another person as attorney-in-fact. The Fund also will not accept accounts with a "Power of Attorney" in the registration section of the Purchase Application.


HOW TO OPEN YOUR ACCOUNT BY MAIL. Please complete the Purchase Application which accompanies this Prospectus. You may duplicate any application or you can obtain additional copies of the Purchase Application and a copy of the IRA Purchase Application from the Fund by calling 1-800-841-2858. (Please complete an IRA Application to establish an IRA.)



<F4>IRAs may only be established by roll-over of or direct transfer from an existing IRA or other retirement plan. See "Retirement Plans."


Your completed Purchase Application should be mailed directly to:

     The Purisima Funds
     P.O. Box 731
     Milwaukee, Wisconsin 53201-9127


To purchase shares by overnight or express mail, please use the following street address:

     The Purisima Funds
     207 East Buffalo Street, Suite 315
     Milwaukee, Wisconsin 53202-5712


   All applications must be accompanied by payment in the form of a check made payable to "The Purisima Funds." All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. When a purchase is made by check and a redemption or exchange is made shortly thereafter, the Fund will delay the mailing of a redemption check until the purchase check has cleared your bank, which may take up to seven business days from the purchase date. If you contemplate needing access to your investment shortly after purchase, you should purchase the shares by wire as discussed below.



HOW TO OPEN YOUR ACCOUNT BY WIRE. To avoid redemption delays, you may make purchases by direct wire transfers. To ensure proper credit to your account, please call the Fund at 1-800-841-2858 for instructions prior to wiring funds. Funds should be wired through the Federal Reserve System as follows:



     UMB Bank, n.a.
     A.B.A. Number 101000695
     For credit to The Purisima Funds
     Account Number 9870783304
     For further credit to:
     (investor account number)
     (name or account registration)
     (Social Security or Taxpayer Identification Number)
     The Purisima Total Return Fund



   You must promptly complete a Purchase Application and mail it to the Fund at the following address: The Purisima Funds, P.O. Box 731, Milwaukee, Wisconsin 53201-9127. Payment of redemption proceeds may be delayed and taxes may be withheld until the Fund receives a properly completed and executed Purchase Application. If you wish to send it via overnight delivery, you may send it to:
The Purisima Funds, 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712. The Fund reserves the right to refuse a telephone transaction if it believes it advisable to do so.


   IF YOU HAVE ANY QUESTIONS, PLEASE CALL THE FUND AT 1-800-841-2858.


HOW TO ADD TO YOUR ACCOUNT BY MAIL. You may make additional investments by mail or by wire in the minimums listed above. When adding to an account by mail, you should send the Fund your check, together with the additional investment form from a recent statement. If this form is unavailable, you should send a signed note giving the full name of the account and the account number. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer.

HOW TO ADD TO YOUR ACCOUNT BY ELECTRONIC FUNDS TRANSFER. You may also make additional investments by telephone if you have previously selected this service. By selecting this service, you authorize the Fund to draw on your preauthorized bank account as shown on the records of the Fund and receive the proceeds by electronic funds transfer. Electronic funds transfers may be made commencing ten business days after receipt by the Fund of your request to adopt this service. This time period allows the Fund to verify your bank information. Investments made by telephone in any one account must be in an amount of at least $5,000. Investments made by electronic funds transfer will be effective at the net asset value next computed after receipt by the Fund of the proceeds from your bank account. See "Additional Purchase Information" for more information regarding purchases made by check or electronic funds transfer. This service may be selected by completing the appropriate section on the Purchase Application. Changes to bank information must be made in writing and signed by all registered holders of the account with all signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the National Association of Securities Dealers, Inc. ("NASD") or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. See "Pricing of Fund Shares."

HOW TO ADD TO YOUR ACCOUNT BY WIRE. For additional investments made by wire transfer, you should use the wiring instructions listed above. Be sure to include your account number. WIRED FUNDS ARE CONSIDERED RECEIVED IN GOOD ORDER ON THE DAY THEY ARE DEPOSITED IN THE FUND'S ACCOUNT IF THEY REACH THE FUND'S BANK ACCOUNT BY THE FUND'S CUT-OFF TIME FOR PURCHASES AND ALL REQUIRED INFORMATION IS PROVIDED IN THE WIRE INSTRUCTIONS. THE WIRE INSTRUCTIONS WILL DETERMINE THE TERMS OF THE PURCHASE TRANSACTION.

AUTOMATIC INVESTMENT PLAN. You may make purchases of shares of the Fund automatically on a regular, monthly basis ($100 minimum per transaction). You must meet the Automatic Investment Plan's (the "Plan") minimum initial investment of $25,000 before the Plan may be established. Under the Plan, your designated bank or other financial institution debits a preauthorized amount on your account each month and applies the amount to the purchase of Fund shares. The Fund requires ten business days after the receipt of your request to initiate the Plan to verify your account information. Generally, the Plan will begin on the next transaction date scheduled by the Fund for the Plan following this ten business day period. The Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Plan. You will receive a statement on a QUARTERLY basis showing the purchases made under the Plan. A $20 fee will be imposed by the Fund if sufficient funds are not available in your account or your account has been closed at the time of the automatic transaction and YOUR PURCHASE WILL BE CANCELED. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

   When a purchase is made pursuant to the Plan and a redemption or exchange is requested shortly thereafter, the Fund will delay payment of the redemption proceeds or the completion of an exchange until the proceeds have cleared your bank, which may take seven business days from the purchase date. This delay allows the Fund to verify that proceeds used to purchase fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss. You may adopt the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. To establish the Plan after an account is opened, an application may be obtained from the Fund by calling 1-800-841-2858. In the event you discontinue participation in the Plan, the Fund reserves the right to redeem your Fund account involuntarily, upon 60 days written notice, if the account's net asset value is $10,000 or less. Redeeming all funds from your account will discontinue your Plan privileges unless otherwise specified.



PURCHASING SHARES THROUGH OTHER INSTITUTIONS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials, including information relating to fees, in addition to the Fund's Prospectus. Certain services of the Fund may not be available or may be modified in connection with the program of services provided, and the broker-dealer or financial institution may charge a transaction based fee, commission or other fee on purchases of Fund shares. The Fund may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer. Banks and other financial service providers may be subject to various state laws regarding the services described above, and may be required to register as dealers pursuant to state law.


   Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Trust may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.


ADDITIONAL PURCHASE INFORMATION. The Fund will charge a $20 service fee against your account for any check, wire or electronic funds transfer that is returned unpaid and your purchase will be canceled. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT. In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Fund does not issue certificates.

   When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Fund will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take seven business days from the purchase date. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.


HOW TO
EXCHANGE SHARES
---------------

Shareholders may exchange ($500 minimum per transaction) all or a portion of their shares in the Fund for shares in the Northern Money Market Fund (the "Money Market Fund"). The Money Market Fund is not affiliated with the Trust. You must obtain a copy of the Money Market Fund prospectus from the Fund by calling 1-800-841-2858, and you are advised to read it carefully, before authorizing any investment in shares of the Money Market Fund. See "Additional Exchange Information" regarding telephone exchanges.


   The value to be exchanged and the price of the shares being purchased will be the net asset value next determined by the Fund after receipt and acceptance of proper instructions for the exchange by the Fund or its agent or subagent. If you desire to use the exchange privilege, you should contact the Fund at 1-800-841-2858 for further information about the procedures and effective times for exchanges. Generally, exchange requests received in proper order and accepted by the Fund by 3:00 p.m. (Central Time) on a day during which the Fund's net asset value is determined will be effective that day for both the Fund being purchased and the Fund being redeemed. Please note that when exchanging from the Fund to the Money Market Fund, you will begin accruing income from the Money Market Fund on the day following the exchange. When exchanging less than all the balance from the Money Market Fund to the Fund your exchange proceeds will exclude accrued and unpaid income from the Money Market Fund through the date of exchange. When exchanging your entire balance from the Money Market Fund, accrued income will automatically be exchanged into the Fund when the income is collected from the Money Market Fund, typically after the end of each month. An exchange to and from the Money Market Fund is treated the same as an ordinary sale and purchase for federal income tax purposes and you generally will realize a capital gain or loss when exchanging shares to the Money Market Fund.


   See "Additional Exchange Information" regarding purchases made by check or electronic funds transfer. If you intend to exchange shares soon after their purchase, you should purchase the shares by wire or contact the Fund at 1-800-841-2858 for further information.


   Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and not designed to provide investors with a means of speculating on short-term stock market movements. In addition, because excessive trading can hurt the Fund's performance and Fund shareholders, the Fund reserves the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g. more than four exchanges per calendar year). Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Fund. Contact the Fund for additional information concerning the exchange privilege.



AUTOMATIC EXCHANGE PLAN. You may make automatic monthly exchanges from the Money Market Fund to a Fund account ($100 minimum per transaction). An exchange from one fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and generally, you will realize a capital gain or loss. You must meet the Fund's minimum initial investment requirements before this Plan is established. You may adopt the Plan at the time an account is opened by completing the appropriate section of the Purchase Application. You may obtain an application to establish the Automatic Exchange Plan after an account is open by calling the Fund at 1-800-841-2858.


ADDITIONAL EXCHANGE INFORMATION. When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Fund will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take seven business days from the purchase date. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

   Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature.


HOW TO REDEEM SHARES
--------------------
You may redeem shares of the Fund at any time. The price at which the shares will be redeemed is the net asset value per share next determined after proper redemption instructions are received by the Fund or its agent or subagent. See "Pricing of Fund Shares." There are no charges for the redemption of shares except that a fee of $10 is charged by the Fund for each wire redemption. Depending upon the redemption price you receive, you may realize a capital gain or loss for federal income tax purposes.

HOW TO REDEEM BY MAIL. To redeem shares by mail, simply send an unconditional written request to the Fund specifying the number of shares or dollar amount to be redeemed, the name of the Fund, the name(s) on the account registration and the account number. A request for redemption must be signed exactly as the shares are registered. If the amount requested is greater than $50,000, or the proceeds are to be sent to a person other than the recordholder or to a location other than the address of record, each signature must be guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Guarantees must be signed by an authorized signatory of the bank, trust company, or member firm and "Signature Guaranteed" must appear with the signature. See "Additional Redemption Information" for instructions on redeeming shares in corporate accounts. Additional documentation is required for the redemption of shares held by persons acting pursuant to a Power of Attorney. In case of any questions, contact the Fund in advance.

   The Fund will mail payment for redemptions within seven business days after it receives proper instructions for redemption. However, the Fund will delay payment for seven business days on redemptions of recent purchases made by check or electronic funds transfer. This allows the Fund to verify that the check will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.


HOW TO REDEEM BY TELEPHONE. See "Additional Information" regarding telephone redemptions. Shares may be redeemed, in an amount up to $50,000, by calling the Fund at 1-800-841-2858. Proceeds redeemed by telephone will be mailed to your address, or wired or transmitted by electronic funds transfer to your preauthorized bank account as shown on the records of the Fund. A redemption request in excess of $50,000 must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member of the NASD or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Any written requests received within 30 days after an address change made by telephone must be accompanied by a signature guarantee and no telephone redemptions will be allowed within 30 days of such a change. A redemption request within that 30 day period must be in writing and signed by each registered holder of the account with signatures guaranteed. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Telephone redemptions must be in amounts of $500 or more and may not be made for amounts greater than $50,000.

   In order to arrange for telephone redemptions after your account has been opened or to change the bank account or address designated to receive redemption proceeds, you must send a written request to the Fund. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

   Payment of the redemption proceeds for Fund shares redeemed by telephone where you request wire payment will normally be made in federal funds on the next business day. Electronically transferred funds will ordinarily arrive at your bank within two to three banking days after transmission. Once funds are transmitted, the time and receipt are not within the Fund's control. To change the designated account, send a written request with the signatures guaranteed to the Fund. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR. The Fund reserves the right to delay payment for a period of up to seven days after receipt of the redemption request. Once the funds are transmitted, the time of receipt and the availability of the funds are not within the fund's control. There is currently a $10 fee for each wire redemption. It will be deducted from your account.
   The Fund reserves the right to refuse a telephone redemption or exchange transaction if it believes it is advisable to do so. Procedures for redeeming or exchanging shares of the Fund by telephone may be modified or terminated by the Fund at any time. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Fund has implemented procedures designed reasonably to assure that telephone instructions are genuine. These procedures include: requesting verification of certain personal information; recording telephone transactions; confirming transactions in writing; and restricting transmittal of redemption proceeds to preauthorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Fund and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, you are liable for any loss for unauthorized transactions.

   You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact the Fund by telephone, you may also redeem shares by delivering or mailing the redemption request to: The Purisima Funds, P.O. Box 731, Milwaukee, Wisconsin 53201-9127. If you wish to send the information via overnight delivery, you may send it to: The Purisima Funds, 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712.

   The Fund reserves the right to suspend or postpone redemptions during any period when: trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than customary weekend and holiday closings; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

ADDITIONAL REDEMPTION INFORMATION. When a purchase is made by check or electronic funds transfer and a redemption or exchange is requested shortly thereafter, the Fund will delay payment of the redemption proceeds or the completion of an exchange until the purchase check has cleared your bank, which may take seven business days from the purchase date. This delay allows the Fund to verify that proceeds used to purchase Fund shares will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.
   Any redemption or transfer of ownership request for corporate accounts will require the following WRITTEN documentation:

1. A written letter of instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $50,000, the written request must be signature guaranteed. A signature guarantee may be obtained from a commercial bank or trust company in the United States, a member firm of the NASD or other guarantor and "Signature Guaranteed" must appear with the signature. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

2. A dated copy of your Corporate Resolution that states who is empowered to act, transfer or sell assets on behalf of the corporation.

3. If the Corporate Resolution is more than 60 days old from the date of the transaction request, a certificate of Incumbency from the Corporate Secretary which specifically states the officer or officers named in the resolution have the authority to act on the account. The Certificate of Incumbency must be dated within 60 days of the requested transaction. IF THE CORPORATE RESOLUTION CONFERS AUTHORITY ON OFFICERS BY TITLE AND NOT BY NAME, THE CERTIFICATE OF INCUMBENCY MUST NAME THE OFFICER(S) AND THEIR TITLE(S).

   Signature guarantees must be signed by an authorized signatory of the bank, trust company, or member of the firm and "Signature Guaranteed" must appear with the signature.
   When redeeming shares from the Money Market Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption. When redeeming your entire balance from the Money Market Fund, accrued income will be paid separately when the income is collected and paid from the Money Market Fund, typically at the end of the month.
   The Fund reserves the right to suspend or postpone redemptions during any period when: trading on the Exchange is restricted, as determined by the SEC, or that the Exchange is closed for other than customary weekend and holiday closings; the SEC has by order permitted such suspension; or an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
   Due to the relatively high cost of maintaining small accounts, if your account balance falls below the $25,000 minimum as a result of a redemption or exchange or if you discontinue the Automatic Investment Plan before your account balance reaches the required minimum, you will be given a 60-day notice to reestablish the minimum balance or activate an Automatic Investment Plan. If this requirement is not met, your account may be closed and the proceeds sent to you. If your account balance in the Money Market Fund is redeemed, accrued interest will be paid at the end of the following month.


SYSTEMATIC WITHDRAWAL PLAN. The Fund offers a Systematic Withdrawal Plan which allows you to designate that a fixed amount (limited to those shareholders with a balance of $100,000 or greater upon commencement of participation in the Plan) be distributed to you at regular intervals. The required redemption ($500 minimum per transaction) takes place on the 5th or 20th of each month, but if the day you designate falls on a Saturday, Sunday or legal holiday, the distribution will be made on the prior business day. Any changes made to distribution information must be made in writing and signed by each registered holder of the account with signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NASD or other eligible guarantor institution. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.


   The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Fund reserves the right to terminate or modify the Systematic Withdrawal Plan upon 60-days' written notice. Withdrawals involve redemption of Fund shares and may result in a gain or loss for federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Fund by calling 1-800-841-2858.



DIVIDENDS AND DISTRIBUTIONS
---------------------------

The Fund intends to pay dividends from net investment income, if any, annually and distribute substantially all net realized capital gains, if any, at least annually. The Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax imposed on net income or other tax on undistributed income and gains. You may elect to reinvest all income dividends and capital gains distributions in shares of the Fund or in cash as designated on the Purchase Application. You may change your election at any time by sending written notification to the Fund. The election is effective for distributions with a dividend record date on or after the date that the Fund receives notice of the election. If you do not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund. Shares will be purchased at the net asset value in effect on the business day after the dividend record date and will be credited to your account on such date. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. Dividends and capital gains distributions, if any, will reduce the net asset value of the Fund by the amount of the dividend or capital gains distribution, so that a purchase of Fund shares shortly before the record date for a distribution may result in the receipt of taxable income that, in essence, represents a return of capital.


SHAREHOLDER REPORTS AND INFORMATION
-----------------------------------
The Fund will provide the following statements and reports to keep you current regarding the status of your investment account:

CONFIRMATION STATEMENTS. Except for Automatic Investment Plan transactions, after each transaction that affects the account balance or account registration, you will receive a confirmation statement. Participants in the Automatic Investment Plan will receive quarterly confirmations of all automatic transactions.

ACCOUNT STATEMENTS. All shareholders will receive quarterly account statements.

FINANCIAL REPORTS. Financial reports are provided to shareholders at least semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

   If you need information on your account with the Fund or if you wish to submit any applications, redemption requests, inquiries or notifications, you should contact: The Purisima Funds, P.O. Box 731, Milwaukee, Wisconsin 53201-9127 or call 1-800-841-2858. If you wish to send the information via overnight delivery, you may send it to: The Purisima Funds, 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712.



RETIREMENT PLANS
----------------

The Fund has a program under which you may establish an Individual Retirement Account ("IRA") with the Fund and into which you may roll over funds from an existing IRA. You may obtain additional information regarding establishing such an account by calling the Fund at 1-800-841-2858.


   The Fund may be used as investment vehicles for established defined contribution plans, including 401(k), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans, please call 1-800-841-2858.



SERVICE AND DISTRIBUTION PLAN
-----------------------------
The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate of 0.25% of the Fund's average daily net assets.

   Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the trustees. Such activities include: advertising; compensation of the Fund's distributor, compensation for sales and sales marketing activities of others, such as the Adviser, dealers, distributors or financial institutions; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. The Adviser may also finance certain distribution activities out of the Adviser's own resources. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.



TAXES
-----
The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. In each taxable year that the Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all its taxable income will be taxable to the Fund at corporate rates and all its distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits.
   In years in which the Fund qualifies as a regulated investment company, dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are generally taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether such distributions are paid in cash or reinvested in additional Fund shares. The Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year.
   The Fund will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption and exchange proceeds if you fail to complete the certification section included as part of the Purchase Application.
   The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. See "Taxes" in the Statement of Additional Information for further discussion. There may be other federal income tax considerations and state or local tax considerations applicable to you as an investor. You therefore are urged to consult your tax adviser regarding any tax-related issues.


CAPITAL STRUCTURE
-----------------
The Trust is a business trust established under Delaware law. The Trust was established under a Certificate of Trust dated as of June 25, 1996. The Trust's shares of beneficial interest have a par value of $0.01 per share. Shares of the Trust may be issued in two or more series or "funds" and each fund may have more than one class of shares. The Fund is currently authorized to issue a single class of shares, and the Fund is currently the Trust's only fund. The Fund's shares may be issued in an unlimited number by the trustees of the Trust.
   Shares issued by the Fund have no preemptive, conversion or subscription rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Investment Management Agreement). The Fund and all future series of the Trust will vote as a single class on matters affecting all series of the Trust (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees of the Trust. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing trustees. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees pursuant to the provisions of Section 16(c) of the 1940 Act.
   As of the date of this Prospectus, Kenneth L. Fisher owned all of the outstanding shares of the Fund. It is contemplated that the public offering of the shares of the Fund will reduce Mr. Fisher's holdings to less than 5% of the total shares outstanding.


TRANSFER AND DIVIDEND DISBURSING AGENT,
CUSTODIAN AND INDEPENDENT ACCOUNTANTS
--------------------------------------

Sunstone Investor Services, LLC, 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202-5712, has been retained to act as the Fund's Transfer and Dividend Disbursing Agent. Sunstone Investor Services, LLC is an affiliate of Sunstone, the Fund's administrator and distributor. See "Management." UMB
Bank, n.a., which has its principal address at 928 Grand Avenue, Kansas City, Missouri 64141, has been retained to act as Custodian of the Fund's investments. Neither the Transfer and Dividend Disbursing Agent nor the Custodian has any
part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. Price Waterhouse LLP has been selected to serve as independent accountants of the Trust for the fiscal year ending August 29, 1997.



FUND PERFORMANCE
----------------
From time to time, the Fund may advertise its "average annual total return" over various periods of time. An average annual total return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in the Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions. When considering "average" total return figures for periods longer than one year, you should note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for a specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions).
   The Fund may quote the Fund's average annual total and/or aggregate total return for various time periods in advertisements or communications to shareholders. The Fund may also compare its performance to that of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or industry publications. For example, the Fund's total return may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Value Line Mutual Fund Survey and CDA Investment Technologies, Inc. Total return data as reported in such national financial publications as THE WALL STREET JOURNAL, THE NEW YORK TIMES, INVESTOR'S BUSINESS DAILY, USA TODAY, BARRON'S, MONEY, and FORBES as well as in publications of a local or regional nature, may be used in comparing the Fund's performance.
   The Fund's total return may also be compared to such indices as the Dow
Jones Industrial Average, Standard & Poor's 500 Composite Index, NASDAQ Composite OTC Index or NASDAQ Industrials Index, Consumer Price Index, Russell 2000 Index, Salomon Brothers High Grade Bond Index and the Morgan Stanley Europe, Australia, Far East Index. Further information on performance measurement may be found in the Statement of Additional Information.
   Performance quotations of the Fund represent the Fund's past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute the Fund's total return and yield are described in more detail in the Statement of Additional Information.


For Fund information, prices, literature, account balances and other information about your Purisima Funds account, call 1-800-841-2858.



The Purisima Funds
P.O. Box 731
Milwaukee, WI 53201-9127








                           PURISIMA TOTAL RETURN FUND

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information dated October 1, 1996, is meant to be read in conjunction with the Purisima Total Return Fund Prospectus dated October 1, 1996 (hereinafter referred to as the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing the Fund, P.O. Box 731, Milwaukee, Wisconsin 53201, or calling 1-800-871-2665. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                               TABLE OF CONTENTS
                               -----------------
                                                                Page
                                                                ----

ADDITIONAL INVESTMENT INFORMATION
INVESTMENT RESTRICTIONS..........................................
ADDITIONAL TRUST INFORMATION.....................................
     Trustees and Officers.......................................
     Control Persons and Principal Holders of Securities.........
     Investment Adviser..........................................
     Administrator...............................................
     Custodian, Transfer Agent and Dividend Paying Agent.........
     Legal Counsel ..............................................
     Independent Accountants.....................................
DISTRIBUTION OF SHARES...........................................
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................
TAXES............................................................
DESCRIPTION OF SHARES............................................
INDIVIDUAL RETIREMENT ACCOUNTS...................................
PERFORMANCE INFORMATION..........................................
OTHER INFORMATION................................................
FINANCIAL STATEMENTS.............................................
APPENDIX A (Description of Securities Ratings)...................

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                       ADDITIONAL INVESTMENT INFORMATION

     The investment objective of the Fund is to produce a high level of total return. Because of the risks inherent in all investments, there can be no assurance that the Fund will meet its objective. The Fund is not intended by itself to constitute a balanced investment program.

     The following information supplements the investment policies of the Fund as set forth in the Prospectus. Unless specifically designated as a "fundamental" policy (which may be changed only with the approval by a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940), all investment policies described below may be changed by the Fund's Board of Trustees without shareholder approval.

     UNITED STATES GOVERNMENT OBLIGATIONS. The Fund may invest in Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     Obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by any of the following: (a) the full faith and credit of the U.S. Treasury (for example, Ginnie Mae Certificates); (b) the right of the issuer to borrow from the Treasury (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (such as those issued by Fannie Mae); and (d) only the credit of the agency or instrumentality itself (such as those issued by the Student Loan Marketing Association). While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so because it is not so obligated.

     MONEY MARKET INSTRUMENTS. The Fund may invest in a variety of money market instruments for temporary defensive purposes, pending investment in other types of securities, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market and economic conditions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may also be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     REPURCHASE AGREEMENTS. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the agreement is entered into and at all times during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     ASSET-BACKED SECURITIES. The Fund may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage pre-payments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

     The Fund may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and CMOs, which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Fund will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the discretionary authority of the U.S. Treasury to provide certain credit support. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES. The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and certain pay-in-kind securities to report as interest each year the portion of the original issue discount (or deemed discount) on such securities accruing that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be required to distribute a portion of such discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


     YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Fund may invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Moody's, and other rating agencies represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities). The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration ("restricted securities") under the Securities Act of 1933, as amended ("Securities Act"), that may be resold pursuant to Rule 144A or Regulation S under the Securities Act, may be considered liquid. The Trustees have delegated to the Adviser the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Certain securities are deemed illiquid by the Securities and Exchange Commission including repurchase agreements maturing in greater than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to the Fund's limitation on illiquid securities.

     Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed - when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Trustees.

     If through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund's net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Fund will take such steps as it deems advisable, if any, to reduce the percentage of such securities to 15% or less of the value of its net assets.

     WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by a corporation enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase price of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Fund will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges or a major foreign exchange. Warrants attached to other securities acquired by the Fund are not subject to this restriction.

     FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities and the date when the securities will be delivered and paid for (the settlement date) are fixed when the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party. The Fund will purchase securities on a when-issued basis or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

     When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund's custodian or subcustodian will maintain in a segregated account cash, U.S. government securities or other high-grade debt obligations having a value (determined daily) at least equal to the amount of the Fund's purchase commitments.

     HEDGING STRATEGIES. The Fund may use various options transactions for the purpose of hedging or earning additional income. There can be no assurance that such efforts will succeed. The Fund may write (i.e. sell) call and put options, and buy put or call options. These options may relate to particular securities or stock or bond indexes and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. The Fund will not purchase put and call options where the aggregate premiums on its outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written).

     Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options exchanges upon which they are traded and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

     GENERAL. The Fund may purchase and write (i.e. sell) put and call options. Such options may relate to particular securities or securities indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk.
Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time (or, in some cases, on certain specified dates) prior to the expiration of the option, regardless of the market price of the security. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract.

     Securities index options are put options and call options on various securities indexes. In most respects, they are identical to listed options on common stocks or bonds. The primary difference between securities options and index options occurs when index options are exercised. In the case of securities options, the underlying security, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

     The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in the segregated account until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     CERTAIN RISKS REGARDING OPTIONS. There are a number of special risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction to not achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for various reasons, including: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Successful use by the Fund of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by
the Fund.   Because the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on securities indexes acquired by the Fund.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

     There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

     COVER FOR OPTIONS POSITIONS. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or in segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     INVESTMENT COMPANIES. The Fund intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (a) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. It is anticipated the portfolio turnover rate for the Fund will generally not exceed 150%. However, this should not be considered as a limiting factor.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions consistent with its investment objective. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations except with respect to the Fund's restrictions on borrowings as set forth in fundamental restriction 7 below.

     The Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The Fund may not:

     1. Issue senior securities, except as permitted under the Investment Company Act of 1940 (the "1940 Act"); provided, however, the Fund may engage in transactions involving options, futures and options on futures contracts.

     2. Lend money or securities (except by purchasing debt securities or entering into repurchase agreements or lending portfolio securities).

     3. With respect to seventy-five percent (75%) of its total assets, purchase (a) the securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof), if such purchase would cause more than five percent (5%) of the value of the Fund's total assets to be invested in securities of any one issuer or (b) the securities of any issuer if such purchase would cause the Fund to own more than ten percent (10%) of the outstanding voting securities of any one issuer.

     4. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry.

     5. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

     6. Purchase or sell real estate (but this shall not prevent the Fund from investing in securities that are backed by real estate or issued by companies that invest or deal in real estate or in participation interests in pools of real estate mortgage loans exclusive of investments in real estate limited partnerships).

     7. Borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the Fund's total assets by reason of a decline in net asset value will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. Transactions involving options, futures and options on futures, will not be deemed to be borrowings if properly covered by a segregated account where appropriate.

     8. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving foreign currencies, futures contracts, options on futures contracts or options, or from investing in securities or other instruments backed by physical commodities).

     THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     The Fund may not:

     1. Purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     2. Purchase securities of other investment companies except to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     3. Make investments for the purpose of exercising control or management of any company except that the Fund or its agent may vote portfolio securities in their discretion.

     4. Invest in securities of issuers which have a record of less than three
(3) years continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business, if such purchase would cause the value of the Fund's investments in all such companies to exceed 10% of the value of its total assets.

     5. Acquire illiquid securities if, as a result of such investments, more than fifteen percent (15%) of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities.

     6. Purchase securities on margin (except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities) or participate in a joint trading account; provided, however, the Fund may (i) purchase or sell futures contracts and options thereon, (ii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts, (iii) write or invest in put or call options on securities and indexes, and (iv) engage in foreign currency transactions. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a joint securities trading account.)

     7. Borrow money except for temporary bank borrowings (not in excess of five percent (5%) of the value of its total assets) for emergency or extraordinary purposes, or engage in reverse repurchase agreements, or pledge any of its assets except to secure borrowings and only to an extent not greater than ten percent (10%) of the value of the Fund's net assets; provided, however, the Fund may engage in transactions involving options. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     8. Purchase any interest in any oil, gas or any other mineral exploration or development program, including any oil, gas or mineral leases.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

     In determining industry classification with respect to the Fund, the Adviser intends to use the industry classification titles in the Standard Industrial Classification Manual.

     A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

                          ADDITIONAL TRUST INFORMATION

     TRUSTEES AND OFFICERS. Information regarding the Board of Trustees and officers of the Trust, including their principal business occupations during at least the last five years, is set forth below. Each Trustee who is an "interested person" of the Trust or the Adviser as defined in the 1940 Act, is indicated by an asterisk. Except where otherwise indicated, each of the individuals below has served in his or her present capacity with the Trust since July 1996. The address of each of the officers and Trustees is c/o The Purisima Funds, 13100 Skyline Blvd., Woodside, CA 94062-4547.


                   *KENNETH L. FISHER, PRESIDENT AND TRUSTEE

     Mr. Fisher is the Chairman, Chief Executive Officer and majority shareholder of the Adviser, and has served in such capacities since the incorporation of the Adviser in 1986. Prior thereto, he was the founder of Fisher Investments, a sole proprietorship which commenced operations in 1978.

                    SHERRILYN A. FISHER, ASSISTANT SECRETARY

     Ms. Fisher is Senior Vice President and Corporate Secretary of the Adviser. Ms. Fisher has been employed by the Adviser since 1984.


                        PIERSON E. CLAIR III, TRUSTEE

     Mr. Clair is Vice President of Blummer Chocolate Company where he has been employed since 1970 and served as Vice President since 1980. Mr. Clair is a director of Signature Foods,Inc. Mr. Clair was appointed and elected as a Trustee of the Trust on September 26, 1996.


                           BRYAN F. MORSE, TRUSTEE

     Mr. Morse is the sole proprietor of Bryan F. Morse, RIA, a registered investment adviser. He has served in that capacity since 1990. Mr. Morse was appointed and elected as a Trustee of the Trust on September 26, 1996.

                        GROVER T. WICKERSHAM, TRUSTEE

     Mr. Wickersham has been an attorney in private practice in Palo Alto, California for more than five years and has been Chairman of Oxcal Venture Corporation, a venture capital fund, since January of 1996. Since March of 1996, Mr. Wickersham has been a Director of the California Culinary Academy, a San Francisco-based public company engaged in culinary education. Prior to entering private practice in June of 1981, Mr. Wickersham served as a Branch Chief of the Los Angeles Regional Office of the U.S. Securities and Exchange Commission.


     The Trustees of the Trust who are officers of the Adviser receive no remuneration from the Trust. Each of the other Trustees is paid a fee of $500 for each meeting attended and is reimbursed for the expenses of attending meetings. The table below sets forth the estimated compensation of the Trustees for the fiscal year ending August 31, 1997.

                               COMPENSATION TABLE
                               ------------------
                                    Pension or
                                    Retirement                      Total
                                     Benefits        Estimated   Compensation
                                    Accrued As        Annual         from
                     Aggregate       Part of         Benefits      Company
                   Compensation      Company           Upon        Paid to
Name of Person     from Company      Expenses       Retirement    Directors
--------------     ------------      --------       ----------    ---------

Mr. Fisher           $   0              $0              $0          $   0
Mr. Clair            $2000              $0              $0          $2000
Mr. Morse            $2000              $0              $0          $2000
Mr. Wickersham       $2000              $0              $0          $2000


     CONTROL PERSON AND PRINCIPAL HOLDER OF SECURITIES. As of the date hereof, Kenneth L. Fisher owned of record 100% of the outstanding shares of the Fund and therefore controlled the Fund. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Trust. It is contemplated that the public offering of the shares of the Fund will reduce Mr. Fisher's holdings to less than 5% of the total shares outstanding.

     INVESTMENT ADVISER. The investment adviser to the Fund is Fisher Investments, Inc. (the "Adviser"). Mr. Kenneth L. Fisher is the founder, Chairman and Chief Executive Officer of the Adviser and is a majority shareholder of the Adviser. As such, he controls the Adviser.

     Pursuant to the Investment Management Agreement entered into between the Trust on behalf of the Fund and the Adviser (the "Investment Management Agreement"), the Adviser determines the composition of the Fund's portfolio, the nature and timing of the changes to the Fund's portfolio, and the manner of implementing such changes. The Adviser also (a) provides the Fund with investment advice, research and related services for the investment of its assets, subject to such directions as it may receive from the Board of Trustees;
(b) pays all of the Trust's executive officers' salaries and executive expenses (if any); (c) pays all expenses incurred in performing its investment advisory duties under the Investment Management Agreement; and (d) furnishes the Fund with office space and certain administrative services. The services of the Adviser or any affiliate thereof are not deemed to be exclusive and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Fund may reimburse the Adviser (on a cost recovery basis only) for any services performed for the Fund by the Adviser outside its duties under the Investment Management Agreement.

     The Investment Management Agreement is dated as of October __, 1996. The Investment Management Agreement has an initial term of two years and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement was approved by the vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any such party on September 26, 1996 and by the initial shareholder of the Fund on September 26, 1996. The Investment Management Agreement is terminable without penalty on 60-days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate specified in the Prospectus. The organizational expenses of the Fund were advanced by the Adviser and will be reimbursed by the Fund over a period of not more than 60 months.

     The Investment Management Agreement requires the Adviser to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed a percentage of the average net asset value of the Fund for such year which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale. As of the date of this Statement of Additional Information, the percentage applicable to the Fund is 2 1/2% on the first $30,000,000 of its average net assets, 2% on the next $70,000,000 of its average net assets and 1 1/2% on net assets in excess of $100,000,000. Additionally, the Adviser voluntarily agreed to reimburse the Fund to the extent aggregate annual operating expenses as described above exceeded 1.50% of the average daily net assets of the Fund for its first fiscal year. The Adviser may voluntarily continue to waive all or a portion of the advisory fees otherwise payable by the Fund. Such a waiver may be terminated at any time in the Adviser's discretion. Reimbursement of expenses in excess of the applicable limitation will be paid to the Fund by reducing the Adviser's fee, subject to later adjustment. The Adviser may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of the foregoing.

     The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such pracice may require the Adviser to waive, reduce, or absorb current Fund expenses. Any such management fee or expense reimbursement will be accounted for on the financial statements of the Fund as a contingent liability of the Fund until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

     The Investment Management Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law or for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     ADMINISTRATOR. Sunstone Financial Group, Inc. (the "Administrator" or "Sunstone") provides various administrative and fund accounting services to the Fund (which include compliance, regulatory, fund accounting and other services) pursuant to an Administration and Fund Accounting Agreement with the Trust on behalf of the Fund. The Administration and Fund Accounting Agreement will remain in effect for an initial one-year term ending October ___, 1997 and thereafter continue for successive annual periods unless earlier terminated. The Administration and Fund Accounting Agreement may be terminated on not less than 90-days' notice after the expiration of the initial term, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator. Under the Administration and Fund Accounting Agreement, the Administrator is not liable for any loss suffered by the Fund or its shareholders in connection with the performance of the Administration and Fund Accounting Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administration and Fund Accounting Agreement also provides that the Administrator may provide similar services to others including other investment companies.


     CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT. UMB Bank, N.A.
(the "Custodian") serves as the custodian and Sunstone Investor Services, LLC serves as the transfer and dividend paying agent for the Fund. Under the terms of the respective agreements, the Custodian is responsible for the receipt and delivery of the Fund's securities and cash, and Sunstone Investor Services, LLC is responsible for processing purchase and redemption requests for Fund shares as well as the recordkeeping of ownership of the Fund's shares, payment of dividends as declared by the Trustees and the issuance of confirmations of transactions and annual statements to shareholders. The Custodian and Sunstone Investor Services, LLC do not exercise any supervisory functions over the management of the Trust or the Fund or the purchase and sale of securities.


     LEGAL COUNSEL. The validity of the shares offered by the Prospectus will be passed on by Heller Ehrman White & McAuliffe, 333 Bush Street, San Francisco, California 94104.


     INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP are the independent accountants for the Fund. They are responsible for performing an audit of the Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Trust.


                             DISTRIBUTION OF SHARES

     Sunstone serves as distributor of the Fund pursuant to a Distribution Agreement with the Trust on behalf of the Fund (the "Distribution Agreement"). Shares may also be sold by authorized dealers who have entered into dealer agreements with Sunstone or the Trust. The Distribution Agreement is dated as of October ___, 1996. The Agreement has an initial term of one year and thereafter is required to be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, case in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party on September 26, 1996. The Agreement is terminable without penalty on 60-days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by Sunstone, and will terminate automatically in the event of its assignment (as defined in the 1940
Act). For serving as distributor, and for providing certain distribution services, Sunstone receives the fees described in the prospectus, plus reimbursement of out-of-pocket expenses. The Distribution Agreement also provides that Sunstone may provide similar services to others including other investment companies.

     As set forth in the Prospectus, the Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets.

     On September 26, 1996, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Rule 12b-1 Trustees"), adopted the 12b-1 Plan for the Fund. The initial shareholder of the Fund approved the 12b-1 Plan as of September 26 , 1996. The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund, thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of the Trust, including a majority of the Rule 12b-1 Trustees, vote annually to continue the 12b-1 Plan. The Plan may be terminated at any time by a vote of the Rule 12b-1 Trustees of the Fund or by a vote of a majority of the outstanding shares. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders and the Board of Trustees, including the Rule 12b-1 Trustees.

     While the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees of the Trust who are not interested persons of the Trust. The Board of Trustees must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Trust. All distribution fees paid by the Fund under the 12b-1 Plan will be paid in accordance with Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., as such Section may change from time to time.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for arranging the execution of the Fund's portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain best execution for the Fund, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities and research, market and statistical information provided by such firm. While the Adviser generally seeks reasonable competitive commission rates, the Fund will not necessarily always receive the lowest commission available.

     The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Management Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information may be used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to the Fund. To the extent the Adviser receives valuable research, market and statistical information from a broker-dealer, the Adviser intends to direct orders for Fund transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints, and the ability of that broker-dealer to provide competitive prices and commission rates. In accordance with the rules of the National Association of Securities Dealers, Inc., the Fund may also direct brokerage to broker-dealers who facilitate sales of the Fund's shares, subject to also obtaining best execution as described above from such broker-dealer.

     A portion of the securities in which the Fund may invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities except after application for and receipt of an exemptive order from the Securities and Exchange Commission. The 1940 Act restricts transactions involving the Fund and its "affiliates," including, among others, the Trust's Trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of the Fund are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

     Investment decisions for the Fund are made independently from those of accounts advised by the Adviser or its affiliates. However, the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

                                        TAXES

GENERAL

     The Fund intends to qualify for treatment, and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. In order to do so, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and must meet several additional requirements:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies; (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     The Fund may invest in securities of foreign issuers, forward contracts and options. These investments involve complex rules to determine the character and timing of recognition of income received in connection therewith by the Fund.

     Any gain or loss realized by the Fund upon the expiration or sale of options held by it generally will be capital gain or loss. Expiration of a call option written by the Fund will result in short-term capital gain. Any security, option, or other position entered into or held by the Fund that substantially diminishes its risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options (including options on a broad-based index, such as the Standard & Poor's 500 index) and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than capital gain or loss.

     A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, that portion of dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction is subject to the alternative minimum tax. In addition, availability of the deduction is subject to certain holding period and debt-financing limitations.

     If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. All or a portion of a loss realized upon the sale or redemption of shares of the Fund may be disallowed to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

     The Fund will be subject to a nondeductible 4% excise tax on net income to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries that would reduce the yield on the Fund's portfolio securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries if it makes this election.

PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividends, rental, royalty or capital gain income) or hold at least 50% of their assets in such passive sources ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gains from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash and could result in the conversion of capital gain to ordinary income. The Fund may limit its investments in passive foreign investment companies or dispose of such investments if potential adverse tax consequences are deemed material in particular situations. Because it is not always possible to identify a foreign issuer as a passive foreign investment company in advance of making the investment, the Fund may incur the tax in some instances.

NON-U.S. SHAREHOLDERS

     Distributions of net investment income by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business" and the foreign shareholder provides the Fund with the certification required by the IRS to that effect, in which case the reporting and withholding requirements applicable to domestic taxpayers will apply. Distributions of net capital gain to a foreign shareholder generally are not subject to withholding.

     The foregoing is a general and abbreviated summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and is based on current provisions of the Code and applicable Treasury Regulations, which are subject to change (possibly on a retroactive basis). Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

     The foregoing discussion and the related discussion in the Prospectus has been prepared by the management of the Fund, and does not purport to be a complete description of all tax implications of an investment in the Fund. Heller, Ehrman, White & McAuliffe, legal counsel to the Fund, has expressed no opinion in respect thereof. Shareholders should consult their own advisers concerning the application of federal, state and local tax to their particular situations.

                             DESCRIPTION OF SHARES

     The Trust Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series or classes representing interests in different investment portfolios. The Trust may hereafter create series in addition to the Fund. Under the terms of the Trust Agreement, each share of the Fund has a par value of $0.01, represents a proportionate interest in the Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of the Fund, shareholders are entitled to share in the net assets of the Fund available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the Securities and Exchange Commission, (b) during any emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund. The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, the Trust reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem all of a shareholder's shares (a) if such shares have an aggregate value below a designated amount, (b) to the extent that such shareholder owns Shares equal to or in excess of a percentage of the outstanding Shares determined from time to time by the Trustees; (c) to the extent that such shareholder owns Shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust, or (d) if the Trustees determine that it is not practical, efficient or advisable to continue the operation of the Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable.

     In the event additional funds are created, the proceeds received by each fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that fund. The underlying assets of each fund will be segregated on the books of accounts, and will be charged with the liabilities in respect to that fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust will normally be allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interest of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of the principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

     The term "majority of the outstanding shares" of either the Trust or a particular fund or investment portfolio means the vote of the lesser of (i) 67% or more of the shares of the Trust or such fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or such fund or portfolio.

     As a general matter, the Trust does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholders voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the holders of two-thirds of the shares.

     Under Delaware law, shareholders of the Trust are not generally personally liable for obligations of the Trust. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability exists in many states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware
law and may thereby subject the Trust's shareholders to liability.   To guard
against this risk, the Trust Agreement (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and will require that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the Trust of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations.

     The Trust Agreement provides that each Trustee of the Trust will be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustees ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that the Trust will indemnify Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with the Trust, except that no Trustee or officer will be indemnified against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of disabling conduct.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     The Trust Agreement also contains procedures for the removal of Trustees by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for unexpired terms of removed Trustees.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to submit a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.
If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material of all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund offers a prototype IRA plan which may be adopted by individuals for rollovers from existing IRAs or retirement plans. Because of the applicable $25,000 minimum purchase amount to establish an account with the Fund, the Fund's prototype IRA may only be used to rollover proceeds from an existing IRA or retirement plan. There is currently no charge for establishing an IRA account, although there is an annual maintenance fee. Earnings on amounts held in an IRA are not taxed until withdrawal.

     A description of applicable service fees and certain limitations on contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-800-871-2665. The IRA documents contain a disclosure statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting an IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the foregoing retirement plans is recommended.

                            PERFORMANCE INFORMATION

     The Fund may from time to time advertise performance data such as "average annual total return" and "total return." To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return.

     The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

     P(1 + T)N = ERV

     Where: T = average annual total return.

     ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

     P   = hypothetical initial payment of $1,000.

     N   = period covered by the computation, expressed in terms of years.

     Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.
Total return may also be shown as the increased dollar value of the investment over the period or as a cumulative total return which represents the change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount.

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Fund's performance figures will be based upon historical results and will not necessarily be indicative of future performance. The Fund's returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

     From time to time, in marketing and other literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objective and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

     The Fund may compare its performance to a wide variety of indices and measures of inflation including the Standard & Poor's Index of 500 Stocks and the NASDAQ Over-the-Counter Composite Index. There are differences and similarities between the investments that the Fund may purchase for its portfolios and the investments measured by these indices.

     Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than
1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     Marketing and other Trust literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare a fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

     The Fund may include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to investors may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate investment strategies and related matters believed to be of relevance to the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail.


                               OTHER INFORMATION

     As set forth in the Prospectus, the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

     Shares of the Fund may be exchanged for shares of the Northern Money Market Fund as provided in the Prospectus. Sunstone Financial Group, Inc., the Fund's administrator, distributor and transfer agent, receives a service fee from the Northern Money Market Fund at the annual rate of 0.25 of 1% of the average daily net asset value of the shares of the Fund exchanged into the Northern Money Market Fund.

     The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares of the Fund at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities.

     Payment for shares of the Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning certain tax matters relating to the securities. Payment for shares of the Fund in the form of securities will generally be treated as a taxable sale of such securities by the shareholder. In addition, so long as shares in the Fund are offered or sold in Texas, any securities that are accepted as payment for the shares of the Fund will be limited to securities that are issued in transactions that involve a bona fide reorganization or statutory merger, or will be limited to other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or NASDAQ or as evidenced by their status as U.S. Government Securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other like securities with a readily ascertainable value.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered by the Fund's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

The following financial statement has been audited and is attached hereto:

               1.  Report of Independent Accountants.
               2.  Statement of Assets and Liabilities as of September 19, 1996.
               3.  Notes to Financial Statement.




                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Trustees of The Purisima Funds

     In our opinion, the acccompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Purisima Total Return Fund (the "Fund") comprising The Purisima Funds at September 19, 1996 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse
Price Waterhouse LLP
Milwaukee, Wisconsin
September 19, 1996



                         THE PURISIMA TOTAL RETURN FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 19, 1996



ASSETS

Cash                                                      $100,000

Unamortized organization costs                              50,275

Prepaid initial registration expenses                       29,970
                                                           -------
  Total Assets                                             180,245
                                                           -------

LIABILITIES

Accrued professional fees                                   39,000
Accounts payable                                            41,245
Payable to Adviser                                               0
                                                           -------
  Total Liabilities                                         80,245
                                                           -------

NET ASSETS                                                $100,000
                                                           =======
Capital shares, $0.01 par value;
Unlimited Authorization                                   $100,000
                                                           =======
Shares outstanding                                          10,000
                                                           =======
Net asset value, redemption price and
offering price per share (net
assets/shares outstanding)                                  $10.00
                                                             =====

The accompanying notes to financial statement are an integral part of this statement.




                         THE PURISIMA TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENT

                               SEPTEMBER 19, 1996

(1) Organization
    ------------

   The Purisima Total Return Fund (the "Fund") constituting the initial series of The Purisima Funds (the "Trust") was organized on June 27, 1996 as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The only series presently authorized is the Purisima Total Return Fund. The Fund has had no operations other than those relating to organizational matters, including the sale of 10,000 shares to capitalize the Fund, which were sold to Fisher Investments, Inc. (the "Adviser") on September 11,
   1996 for cash in the amount of $100,000.

(2) Significant Accounting Policies
    -------------------------------

   (a) Organization Costs

       Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced investment activities. If any of the original shares of the Fund purchased by the Adviser are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption.
       The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

   (b) Federal Income Taxes

       The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

(3) Investment Adviser
    -----------------

   The Fund has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.50% of the Fund's average daily net assets for the first fiscal year. The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. At such time as it appears probable that the Advisor will seek such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

(4) Service and Distribution Plan
    -----------------------------

   Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of financing activities intended to result in the sale of shares of the Fund at an annual rate of up to 0.25% of the Fund's average daily net assets.





                                   APPENDIX A

Commercial Paper Ratings
-------------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for commercial paper in which the Fund may invest:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper in which the Fund may invest:

     "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "Duff 2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding need may enlarge total financing requirements, access to capital markets is good.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The highest rating category of Fitch for short-term obligations is "F-1." Fitch employs two designations, "F-1+" and "F-1," within the highest category. The following summarizes the rating categories used by Fitch for short-term obligations in which the Funds may invest:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by a bank holding company or an entity within the holding company structure. The following summarizes the ratings used by Thomson BankWatch in which the Fund may invest:

     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - this designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings in which the Fund may invest:

     "A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

     "A2" - Obligations are supported by a good capacity for timely repayment.

Corporate Long-Term Investment Grade Debt Ratings
-------------------------------------------------

STANDARD & POOR'S INVESTMENT GRADE DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          2.   Nature of and provisions of the obligation.

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S LONG-TERM INVESTMENT GRADE DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

FITCH INVESTORS SERVICE, INC. INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA   Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+.'

     A    Bonds considered to be investment grade and of high credit quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

DUFF & PHELPS, INC. LONG-TERM INVESTMENT GRADE DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE   DEFINITION
------------   ----------
AAA            Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+            High credit quality.  Protection factors are strong.  Risk
AA             is modest, but may vary slightly from time to time because
AA-            of economic conditions.

A+             Protection factors are average but adequate.  However, risk
A              factors are more variable and greater in periods of economic
A-             areas.